Securities and Exchange Commission
                             Washington, D.C.  20549



                                    FORM 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





        Date of Report (Date of Earliest Event Reported): February 27, 2006




                        Commission File Number:   333-57780



                             INTERCARE DX, INC.
             (Exact name of registrants specified in its charter)

               California                          95-4304537

      (State or other jurisdiction of                (I.R.S. Employer
       incorporation or organization)                Identification No.)


                               6201 Bristol Parkway
                          Culver City California 90230
                       (213) 627-8878 Fax: (310) 743-0581



    (Address, Including Zip Code, And Telephone Number, Including Area Code,
                  Of Registrant's Principal Executive Offices)

































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
SECTION  1.   Registrant's Business and Operations              Not  Applicable

SECTION  2.   Financial  Information                            Not  Applicable

SECTION  3.   Securities and Trading Markets                    Not  Applicable

SECTION  4.   Matters Relating to Accountants and
Financial Statements                                            Not  Applicable

SECTION  5.  Corporate governance and Management                Not  Applicable

SECTION  6.  Reserved                                           Not  Applicable

SECTION  7.  Regulation FD

On February 27, 2006, registrant issued a press release announcing the result of shareholders vote at the 2006 annual shareholder meeting.

SECTION  8:  Other Events
On February 25, 2006, the following individuals were re-elected to serve as directors of the company until the next annual meeting: Jude Uwaezoke, Karunyan Arulanantham, Donald Stanford and Wesley Bradford. Anthony C. Dike, was re-elected for another three year term.

SECTION  9:  Financial Statements and Exhibits                 Not  Applicable

Exhibit 99.1
A Copy of press release announcing the results of shareholders vote at the 2006 annual shareholder meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        InterCare DX,  Inc.
                                          (Registrant)

Date:  February 27, 2006              By:/s/  Anthony  C.  Dike
                                      -------------------------
                                          Anthony  C.  Dike
                                 (Chairman, Chief Executive Officer)






























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

Exhibit 99.1

FOR  IMMEDIATE  RELEASE:  6AM(EST) Monday, February 27,  2006


CONTACT:  Anthony C. Dike, MD (Chairman & CEO)
          InterCare  DX,  Inc
          213-627-8878
          www.intercare.com
          -----------------

                    INTERCARE DX, INC. HOLDS ANNUAL MEETING

Culver City, California--At  the annual meeting of InterCare  DX, Inc.  (OTC BB:
"ICCO"), which was held on Saturday, February 25, 2006, the following individuals were re-elected to serve as directors of the company until the next annual meeting: Jude Uwaezoke, Karunyan Arulanantham, Donald Stanford and Wesley Bradford. Anthony C. Dike, was re-elected for another three year term.

Additionally, shareholders ratified the reappointment of Madsen Associates CPA, Inc., as the independent auditor for the fiscal year ending December 31, 2005 and re-approved the Company's 2001 Joint Incentive and Non-Qualified Stock Option Plan for fiscal year 2006.

Also, shareholders who attended the meeting were given a hands-on demonstration of the Vasogram Technology to their overwhelming excitement.

A copy of the company's Notice of Annual Meeting and Proxy Statement, which details each of the aforementioned approved proposals, may be viewed on the SEC's EDGAR System at www.sec.gov.
                          -----------

About  InterCare  DX
InterCare  DX,  Inc.  an  affiliate  of  Meridian  Holdings,  Inc.(OTCBB: MRDH), developed and markets under an exclusive value-added reseller agreement with Meridian Holdings, Inc., InterCare Clinical Explorer (ICE ), an innovative, robust and totally scalable software application designed to integrate every aspect of the healthcare enterprise. InterCare provides implementation and support for the ICE , which is used to document and track inpatient and outpatient diagnoses and treatment modalities in various healthcare environments, ranging from individual practices to entire hospital systems. The Company by initiating commercialization of the Vasogram Technology, will be one of the few technology companies with a unique cardiovascular diagnostics device in the market that is backed by extensive scientific studies and publications. For more information about the company and its products and services, visit www.intercare.com.
    -------------

NOTE: Statements in this news release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and any amendments thereto. Material that is forward-looking may contain statements about expected future events and/or financial results that are forward-looking in nature. Editors and investors are cautioned that such forward-looking statements invoke risk and uncertainties that may cause the Company's results to differ from such forward-looking statements. These include, but are not limited to, economic, competitive, governmental, technological, and other factors discussed in the statements and/or in the Company's filings with the Securities and Exchange Commission.
                                      # # #




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